Exhibit 10.29

Loan No. 523035:11

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (“Guaranty”), is entered into effective as of January 1, 2013 by GTJ REIT, INC., a Maryland corporation, GTJ GP, LLC,  a Maryland limited liability company and GTJ REALTY, LP, a Delaware limited partnership (hereinafter, together “Guarantor”), in favor of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), a Michigan corporation, successor by merger to John Hancock Life Insurance Company, a Massachusetts corporation (“Lender”), and the subsequent owners and holders of the herein below defined Note.

RECITALS:

A.            Lender is the holder of a loan in the original aggregate principal amount of $21,765,000.00 (the “Loan”) to WU/LH 12 CASCADE L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C. (collectively, the “Borrower”), which Loan was evidenced by multiple notes and certain of the individual notes have been repaid in full so that the Loan is presently evidenced by one (1) Mortgage Note dated February 25, 2008, in the original principal amount of $9,765,000.00 (as amended, restated, renewed, extended or modified from time to time, the “Note”), to Lender from Borrower and WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., and WU/LH 8 SLATER L.L.C. (collectively the “Released Borrower”, and collectively with Borrower, the “Original Borrower”). The Loan is one of three (3) separate loans made by Lender to Original Borrower pursuant to that certain Loan Agreement dated February 25, 2008 among Original Borrower and Lender (the “Original Loan Agreement”), which Original Loan Agreement is being simultaneously herewith amended and modified pursuant to that certain Amendment and Modification of Loan Agreement by and among Borrower and Lender dated of even date herewith (the “Amendment” and collectively with the Original Loan Agreement as it may be amended, restated, supplemented or modified from time to time, the “Loan Agreement”).  Released Borrower has been released by Lender from certain obligations under the Note and Original Loan Agreement pursuant to the Amendment.

B.            Borrower’s obligations under the Note and the Loan Agreement are further evidenced and secured by the Security Documents (as defined in the Loan Agreement), which include the CT Mortgages (as defined in the Loan Agreement) covering certain property located in the Town of Orange, Connecticut and more particularly described in the CT Mortgages (the “CT Property”), and which also include the NJ Mortgages (as defined in the Loan Agreement) covering certain property in Morris Plains, New Jersey and more particularly described in the NJ Mortgages (the “NJ Property”).

C.            As set forth in the Amendment, each Guarantor is an owner of a direct or indirect ownership interest in Borrower, and each Guarantor will directly benefit from Lender consenting to the transactions contemplated in the Amendment.

D.            Section 19 of the Note sets forth certain amounts, obligations and other liabilities for which Borrower is fully liable to Lender (the “Non-Recourse Carveout Obligations”), notwithstanding limitations on Borrower’s liability pursuant to said Section 19 of the Note;

E.            As a condition to consenting to the transaction contemplated in the Amendment, Lender has required that Guarantor guarantee the payment of the Non-Recourse Carveout Obligations and performance of the obligations set forth in Section 1 below (the “Guaranteed Obligations”).

AGREEMENT:

NOW, THEREFORE, as a material inducement to Lender to consent to the transaction contemplated in the Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby does irrevocably and unconditionally warrant and represent unto and covenant with Lender as follows:

1.             Guaranty.  Guarantor hereby (a) guarantees unto Lender the full and timely payment of the amounts due, or to become due, to Lender under the Non-Recourse Carveout Obligations and (b) agrees with Lender to pay to Lender (i) the amounts due under the Non-Recourse Carveout Obligations within five (5) days from the date Lender notifies Guarantor of Borrower’s failure to pay the same, if and when the same becomes due, and at the place specified in the Note for payment and (ii) Lender’s reasonable attorneys’ fees and all court costs incurred by Lender in enforcing or protecting any of Lender’s rights, remedies or recourses hereunder.  Guarantor is not hereby guaranteeing payment of any portion of the indebtedness or performance of any portion of the obligations under the Loan Documents, as defined in the Loan Agreement (the “Loan Documents”), other than the Non-Recourse Carveout Obligations.

2.             Guarantor’s Representations and Warranties.  Guarantor hereby warrants and represents unto Lender as follows:

(a)           that this Guaranty constitutes the legal, valid and binding obligation of Guarantor and is fully enforceable against Guarantor in accordance with its terms;

(b)           Guarantor is solvent and the execution of this Guaranty does not render Guarantor insolvent.  Any and all financial statements, balance sheets, net worth statements and other financial data which have heretofore been furnished to Lender with respect to Guarantor fairly and accurately present the financial condition of Guarantor as of the date they were furnished to Lender and, since that date, there has been no material adverse change in the financial condition of Guarantor;

(c)           that there are no legal proceedings or material claims or demands pending against or, to the best of Guarantor’s knowledge threatened against, Guarantor or any of its assets, which could affect Guarantor’s ability to perform under this Guaranty;

(d)           that the execution and delivery of this Guaranty and the assumption of liability hereunder have been in all respects authorized and approved by Guarantor; Guarantor has full authority and power to execute this Guaranty and to perform its obligations hereunder;

(e)           that neither the execution nor the delivery of this Guaranty nor the fulfillment and compliance with the provisions hereof will conflict with, result in a breach of, constitute a default under or result in the creation of any lien, charge, or encumbrance upon any property or assets of Guarantor under any Loan Document or any agreement or instrument to which Guarantor is now a party or by which it may be bound; and

(f)            all of the Recitals set forth above are true, correct and complete.

3.             Waiver.  Guarantor hereby waives (a) all notices of acceptance hereof, protest, demand and dishonor, presentment, notice of nonpayment, notice of intention to accelerate maturity, notice of acceleration of maturity and all notices and demands of any kind now or hereafter provided for by any statute or rule of law other than the five (5) day notice referred to in Paragraph 1 above, (b) any and all requirements that Lender institute any action or proceeding, or exhaust or attempt to enforce any or all of Lender’s right, remedies or recourses against Borrower or anyone else or in respect of any mortgaged property or collateral covered by any Loan Documents, or join Borrower or any other persons liable on the Non-Recourse Carveout Obligations in any action to enforce this Guaranty as a condition precedent to bringing an action against Guarantor upon this Guaranty, it being expressly agreed that the liability of Guarantor hereunder shall be primary and not secondary, (c) any defense arising by reason of any disability, insolvency, lack of authority or power, death, insanity, minority, dissolution or any other defense of Borrower, or any other surety, co-maker, endorser or guarantor of the Non-Recourse Carveout Obligations (even though rendering same void, unenforceable or otherwise uncollectible), it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other such person be found not liable thereon for any reason, (d) all suretyship defenses of every kind and nature and (e) any claim Guarantor might otherwise have against Lender by virtue of Lender’s invocation of any right, remedy or recourse permitted it hereunder or under the Loan Documents.  This is a guaranty of payment and not a guaranty of collection.

4.             Subsequent Acts.  Guarantor hereby agrees with Lender that (a) the payments called for and provisions contained in the Loan Documents, including specifically (but without limitation) the Note, may be renewed, extended, rearranged, modified, released or canceled, (b) all or any part of any mortgaged property and collateral for the indebtedness may be released from, and any new or additional security may be added to, the lien and security interest of the Loan Documents, (c) any additional parties who may become personally liable for repayment of the Note may hereafter be released from their liability hereunder and thereon and (d) Lender may take, or delay in taking or refuse to take, any and all action with reference to the Note and the other Loan Documents (regardless of whether same might vary the risk or alter the rights, remedies or recourses of Guarantor), including specifically (but without limitation) the settlement or compromise of any amount allegedly due thereunder, all without notice or consideration to or the consent of Guarantor, and no such acts shall in any way release, diminish or affect the absolute nature of Guarantor’s obligations and liabilities hereunder.

It is the intent of Guarantor and Lender that such obligations and liabilities hereunder are primary, absolute and unconditional under any and all circumstances and that, until the Non-Recourse Carveout Obligations are fully and finally satisfied, such obligations and liabilities shall not be discharged or released, in whole or in part, by any act or occurrence which, but for this Paragraph 4, might be deemed a legal or equitable discharge or release of Guarantor.

5.             Remedies Cumulative.  Guarantor hereby agrees with Lender that all rights, remedies and recourses afforded to Lender by reason of this Guaranty or otherwise are (a) separate and cumulative and may be pursued separately, successively or concurrently, as occasion therefor shall arise, and (b) non-exclusive and shall in no way limit or prejudice any other legal or equitable right, remedy or recourse which Lender may have.

6.             Subordination and No Subrogation.  If, for any reason whatsoever, Borrower now is or hereafter becomes indebted to Guarantor, such indebtedness and all interest thereon, shall, at all times, be subordinate in all respects to the Loan Documents, and Guarantor shall not be entitled to enforce or receive payment thereof until the Non-Recourse Carveout Obligations have been fully satisfied.  Notwithstanding anything to the contrary contained in this Guaranty or any payments made by Guarantor hereunder, Guarantor shall not have any right of subrogation in or under the Loan Documents or to participate in any way therein or in any right, title or interest in and to any mortgaged property or any collateral for the Loan, all such rights of subrogation and participation, together with any other contractual, statutory or common law right which Guarantor may have to be reimbursed for any payments Guarantor may make to Lender pursuant to this Guaranty, being hereby expressly waived and released.

7.             Severability.  If any provision of this Guaranty or the application thereof to any person or circumstance, for any reason and to any extent, shall be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to any other persons or circumstances shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law.

8.             Successors and Assigns.  This Guaranty and all the terms, provisions and conditions hereof shall be binding upon Guarantor and the Guarantor’s heirs, legal representatives, successors and assigns and shall inure to the benefit of Lender, its successors and assigns and all subsequent holders of the Note.

9.             Paragraph Headings.  The paragraph headings inserted in this Guaranty have been included for convenience only and are not intended, and shall not be construed, to limit or define in any way the substance of any paragraph contained herein.

10.          Effect of Bankruptcy.  This Guaranty shall continue to be effective or reinstated, as the case may be, if at any time payment to Lender of all or any part of the Non-Recourse Carveout Obligations is rescinded or must otherwise be restored or refunded by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership or other debtor relief proceeding involving Borrower.  In the event that Lender must rescind or restore any payment received by Lender in satisfaction of the Non-Recourse Carveout Obligations, as set forth herein, any prior release or discharge of the terms of this Guaranty given to Guarantor by Lender shall be without effect and this Guaranty shall remain in full force and effect.

11.          Notices.  All notices hereunder shall be given at the following address:

If to Guarantor: GTJ REIT, Inc., 444 Merrick Road, Suite 370, Lynbrook, New York 11563, with a copies to GTJ REIT, Inc., 444 Merrick Road, Suite 370, Lynbrook, New York 11563, Attention: David Oplanich, CFO and Ruskin Moscou Faltischek, P.C., East Tower, 15th Floor, 1425 RXR Plaza, Uniondale, New York 11556, Attention: Adam P. Silvers, Esq.; and

If to Lender:  John Hancock Life Insurance Company (U.S.A.), 197 Clarendon Street, C-3, Boston, Massachusetts 02116, Re: Loan No. 523035:11 with a copy to Edwards Wildman Palmer LLP, 20 Church Street, 20th Floor, Hartford, Connecticut  06103, Attention:  John B. D’Agostino, Esq.

All notices given hereunder shall be in writing and shall be considered properly given if delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid return receipt requested, addressed to the other party as set forth above (or to such other address or person as either party entitled to notice may by notice to the other party specify). Unless otherwise specified, notices shall be deemed given as follows:  (i) if delivered personally, when delivered, (ii) if delivered by nationally recognized overnight courier delivery service, on the day following the day such material is sent or (iii) if delivered by certified mail, on the third day after the same is deposited in the United States Postal Service as provided above.

12.          Benefit.  Guarantor warrants and represents that Guarantor has received, or will receive, direct or indirect benefit from the execution and delivery of this Guaranty.

13.          No Representations by Lender.  Neither Lender nor anyone acting on behalf of Lender has made any representation, warranty or statement to Guarantor to induce Guarantor to execute and deliver this Guaranty.

14.          Application of Foreclosure Proceeds.  In the event of any foreclosure sales of the mortgaged property and collateral covered by the Loan Documents, the proceeds of such sales shall be applied first to the discharge of that portion of the indebtedness then remaining unpaid as to which Guarantor is not fully personally liable pursuant to this Guaranty, it being the express intention of the parties that the application of the proceeds of such foreclosure sales shall be in such a manner as not to extinguish or reduce Guarantor’s personal liability hereunder until all of the indebtedness as to which Guarantor is not personally liable hereunder has been paid in full.  Nothing contained in this Paragraph 14 shall be construed to require that Lender foreclose the liens and security interests created in the Loan Documents as a condition precedent to bringing an action against Guarantor upon this Guaranty, or as an agreement that Guarantor’s liability is limited to any deficiency remaining after such a foreclosure.

15.          Joint and Several Liability.  If more than one person is included in the definition of Guarantor, the liability of all such persons hereunder shall be joint and several.

16.          Special State Provisions.  IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY, GUARANTOR WAIVES ANY RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903(a) OF THE CONNECTICUT GENERAL STATUTES, AS NOW OR HEREAFTER AMENDED, OR ANY SUCCESSOR ACT THERETO, AND AUTHORIZES THE ATTORNEY OF LENDER TO ISSUE A WRIT FOR THE PREJUDGMENT REMEDY WITHOUT COURT ORDER.

17.          Waiver of Trial by Jury.  GUARANTOR WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR TRANSACTIONS EVIDENCED HEREBY OR THEREBY AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

18.          Governing Law; Consent to Jurisdiction.  THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CONNECTICUT WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.  GUARANTOR HEREBY SUBMITS TO PERSONAL JURISDICTION IN SAID STATE AND ANY OTHER STATE WHERE ANY COLLATERAL (AS DEFINED IN THE LOAN AGREEMENT) IS LOCATED AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN SAID STATE (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM) FOR THE ENFORCEMENT OF GUARANTOR’S OBLIGATIONS HEREUNDER, AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE OR COUNTRY TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR THE PURPOSES OF SUCH ACTION, SUIT, PROCEEDING OR LITIGATION TO ENFORCE SUCH OBLIGATIONS OF GUARANTOR.  GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS GUARANTY MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER.  IN THE EVENT ANY SUCH ACTION, SUIT, PROCEEDING OR LITIGATION IS COMMENCED, GUARANTOR AGREES THAT, IN ADDITION TO ANY METHOD PERMITTED UNDER APPLICABLE LAW, SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER GUARANTOR OBTAINED WITH RESPECT TO THIS GUARANTY AND ANY OTHER LOAN DOCUMENT, BY SERVICE OF A COPY OF THE SUMMONS, COMPLAINT AND OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION ADDRESSED TO GUARANTOR DELIVERED TO GTJ REIT, INC., 444 MERRICK ROAD, SUITE 370, LYNBROOK, NEW YORK 11563.

[Remainder of page intentionally left blank; signature page follows.]

EXECUTED under seal effective as of the date first above written.

GUARANTOR:

GTJ REIT, INC., a Maryland corporation

By:	/s/ David Oplanich
	Name:	David Oplanich
	Title:	CFO

GTJ GP, LLC,
a Maryland limited liability company,

By:	GTJ REIT, Inc.,
a Maryland corporation,
its sole member

	By:	/s/ David Oplanich
	Name:	David Oplanich
	Title:	CFO

GTJ REALTY, LP,
a Delaware limited partnership

By:	GTJ GP, LLC,
a Maryland limited liability company,
its general partner

	By:	GTJ REIT, Inc.,
a Maryland corporation,
its sole member

	By:	/s/ David Oplanich
	Name:	David Oplanich
	Title:	CFO

[Signature Page to Guaranty Agreement —CT]

STATE OF	:
:SS.
COUNTY OF	:

On this            day of                 , 2012, before me,                                                   , the undersigned officer personally appeared                      who acknowledged himself to be the                                of GTJ REIT, Inc., a Maryland corporation, and that he, as such                       , being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as                                   .

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Paula Corazza
Notary Public
Commission expires:

STATE OF	:
:SS.
COUNTY OF	:

On this            day of                 , 2012, before me,                                                   , the undersigned officer, personally appeared                                 , who acknowledged himself to be the                                of GTJ REIT, Inc., a Maryland corporation, which is the sole member of GTJ GP, LLC, a Maryland (member managed or manager managed) limited liability company, and that he as such                       , being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as the sole member of the limited liability company by himself as                           .

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Paula Corazza
Notary Public
Commission expires:

[Acknowledgment Page to Guaranty Agreement — CT]

STATE OF	:
:SS.
COUNTY OF	:

On this            day of                 , 2012, before me,                                                   , the undersigned officer, personally appeared                                 , who acknowledged himself to be the                                of GTJ REIT, Inc., a Maryland corporation, which is the sole member of GTJ GP, LLC, a Maryland (member managed or manager managed) limited liability company, which is the general partner of GTJ Realty, LP, a Delaware limited partnership and that he as such                       , being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as the sole member of the limited liability company as the general partner of the limited partnership by himself as                           .

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Paula Corazza
Notary Public
Commission expires:

[Acknowledgment Page to Guaranty Agreement — CT]